SECURITIES AND EXCHANGE COMMISSION
 Washington, D. C. 20549

 Form N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        Post-Effective Amendment No. 13  to 33-10888

 and

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

        Post-Effective Amendment No. 13  to 33-10888


 THE EHRENKRANTZ TRUST
 (Exact Name of Registrant as Specified in Chapter)

 598 Madison Ave., Fourteenth Floor, New York, NY 10022
 (Name and Address of Principal Executive Office)

 (800) 867-8600
 (Registrant's Telephone Number, including area code)

 LOUIS EHRENKRANTZ
 598 Madison Avenue, Fourteenth Floor, New York, NY 10022
 (Name and Address of Agent for Service)

 Approximate Date of Proposed Public Offering:
 As soon as practicable after Amendment becomes effective.

 It is proposed that this filing will become effective:

  _______immediately upon filing pursuant to paragraph (b)

  ___X____on April 30, 1999 pursuant to paragraph (b)

  _______60 days after filing pursuant to paragraph (a)

  _______on (date) pursuant to paragraph (a) of Rule 485.

 The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Notice required by Rule 24f-2 was filed with the Commission on February 8, 1999.

                                        PROSPECTUS

                                        THE EHRENKRANTZ TRUST

         Investment Strategy
                    GROWTH              The Ehrenkrantz Growth Fund


         May 1, 1999

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               CONTENTS

THE FUND
-------------------------
Information about the                   Goals and Strategies
fund you should know
before investing                        Main Risks

                                        Performance

                                        Fees and Expenses

                                        Management

                                        Financial Highlights

                                        Distribution and tax
                                        information for the
                                        fund;

                                        Year 2000 problem

YOUR ACCOUNT
-------------------------
Information about                       Buying Shares
sales charges, account
transactions and services               Investor Services

                                        Selling Shares

                                        Account Policies

                                        Questions

FOR MORE INFORMATION
-------------------------
Where to learn more                     Back Cover
about the Fund

THE EHRENKRANTZ GROWTH FUND

GOALS AND STRATEGIES
--------------------

GOAL

        The fund's investment goal is capital appreciation.

PRINCIPLE INVESTMENTS

        The fund will normally invest primarily in the equity securities of companies believed by the manager to offer favorable possibilities of capital appreciation. These securities may either be listed or unlisted. In selecting securities, the manager considers factors such as historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry.

        In selecting portfolio securities for the Fund the manager goes beyond traditional financial analysis and brings other disciplines into the selection process. This investment philosophy involves principles of history, the humanities, social sciences and technology. The manager believes that these principles, when applied, allows it to anticipate social trends and, consequently, select portfolio securities which will benefit from the evolution of these trends.

        The fund may invest up to 40% of its assets in smaller companies, as well as in new and emerging industries where growth is expected to be above average. For this fund, smaller company stocks are generally those with capitalizations of less that $100 million. From time to time the fund may have a significant portion of its assets invested in cash or cash equivalents. The fund generally does not, but may, invest up to 10% of its assets in foreign securities.

        Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks, preferred stocks and convertible securities. Depending upon current market conditions, the fund may invest a portion of its assets in debt securities. Debt securities represent an obligation of the issurer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

THE FUND NORMALLY INVESTS PRIMARILY IN EQUITY SECURITIES OF
COMPANIES BELIEVED TO OFFER FAVORABLE POSSIBILITIES FOR
CAPITAL APPRECIATION.

TEMPORARY INVESTMENTS

        The manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest less in equity securities.

MAIN RISKS
--------------
STOCKS

        While stocks have historically outperformed other asset clases over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER COMPANIES

        Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

        In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

        Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

BECAUSE THE SECURITIES THE FUND HOLDS FLUCTUATE IN PRICE, THE VALUE OF YOUR INVESTMENT IN THE FUND WILL GO UP AND DOWN. THIS MEANS
YOU COULD LOSE MONEY OVER SHORT OR EVEN EXTENDED PERIODS.

ITEREST RATE - BONDS

        When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes that securities with shorter maturities.

INVESTMENT PHILOSOPHY

        The manager's investment strategy involves, to an extent, the anticipation of social trends. This anticipation could, of course, be wrong. In this event shareholders would be subject to risk of loss.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPLE.

YEAR 2000

        When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

        The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

        If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares and the fund's performance. Please see section "YEAR 2000 PROBLEM" for more information.

        More detailed information about the fund, its policies, including temporary investments, and risks can be found in the fund's Statement of Additional Information (SAI).

FOREIGN SECURITIES

        Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

Country. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country.

Company. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S.
companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign markets and their participants generally have less government supervision and regulation in the U.S.

Currency. To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Euro. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

        Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar

PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

                        ANNUAL TOTAL RETURNS*

--------------

Year            Percent

1989            17.8%
1990            -1.0%
1991             9.5%
1992             8.6%
1993             9.7%
1994             3.2%
1995            19.3%
1996             4.7%
1997             9.5%
1998             5.2%


During the 10 year period shown in the bar chart the highest return for a quarter was 5.4% (quarter ending) 6/30/89 and the lowest return for a quarter was (3.6%) (quarter ending) 12/31/94.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998


                                1 Year    5 Years      10 Years

Ehrenkrantz Growth Fund          4.89%     7.3%         8.3%
S&P 500 Index**                 26.67%    22.5%        17.7%

* All fund performance assumes reinvestment of dividends and capital gains.

** Source: Standard & Poor's Micropal. The S&P 500 Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) *
  as a percentage of offering price             None
     Load imposed on purchases                  None
     Maximum Deferred Sales Charge (load)       None
Exchange fee                                    None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets)

Management fees                                 .98%
Distribution and Service (12b-1) fees           None
Other Expenses                                  1.42%
Total annual fund operating expenses **         2.40%

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 year  3 Years  5 Years  10 Years

Assuming you sold your
 shares at the end of
 the period                     $ 252   $ 775     $ 1,324  $ 2,821

Assuming you stayed in
 the fund                         252     775       1,324    2,821

NOTE: This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above.

*      The Fund eliminated a 4.5% sales load effective January 1, 1994.
** The Advisor assumed certain operating expenses. It intends to continue to do so but may discontinue such practice at any time upon thirty days written notice to shareholders. In that event, the Fund could be responsible for total expenses up to 2.50%. This assumes that 2.50% is representative of annual Fund operating expenses as a percentage of the average net assets.

MANAGEMENT

Ehrenkrantz King Nussbaum, Inc. ("EKN") (Investment Advisor),
598 Madison Ave., 14th Floor, New York, New York, 10022 is the fund's investment manager.

The team responsible for the fund's management is:

Louis Ehrenkrantz, President of EKN.
Mr. Ehrenkrantz has been a manager of the fund since its inception in 1986.

Joan King, Chief Operating Officer and Secretary of EKN
Ms. King has been a Member of the Investment Committee of the fund since its inception in 1986.

Irwin Nussbaum, Chief Executive Officer of EKN
Mr. Nussbaum has been a Member of the Investment
Committee of the fund since its inception in 1986.

The Fund pays the EKN a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended
December 31, 1998, the fund paid 0.98% of its average monthly net assets to the manager.

FINANCIAL HIGHLIGHTS

The following table provides information about the Fund's financial performance for the past five years. It is based upon a single share outstanding throughout each calendar year. This information has been audited by Roy G. Hale, CPA.

                                             Year ended December 31
                                1998        1997        1996        1995        1994

NET SHARE DATA:
Net Asset Value, beginning
of year                         5.07        5.44        5.42        5.18        5.56

Investment & operating income   0.035       0.052       0.059       0.095       0.041

Net realized & unrealized
gain (loss) on investments      0.203       0.398       0.173       0.739       -0.023

Total from investment
operations                      0.238       0.45        0.232       0.834       0.018

Dividends from investment
operations                      0.000       0.034       0.037       0.106       0.045

Distributions fron net
realized gains                  0.038       0.783       0.171       0.487       0.352

Total distributions             0.038       0.817       0.208       0.593       0.397

NAV end of period               5.270       5.070       5.440       5.420       5.180

Total return                    4.69%       8.3%        4.30%       16.10%      0.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets                      5,222,328   5,585,952   6,362,747   6,902,576   6,314,163

Ratio to average net assets:
  Investment expenses           2.4%        2.5%        2.4%        2.1%        2.3%
  Net investment &
  operating income              0.7%        1.0%        1.1%        1.8%        0.8%

Portfolio turnover              135         112%        84%         79%         118%



DISTRIBUTIONS AND TAXES;
YEAR 2000 PROBLEM
----------------------------
INCOME AND CAPITAL GAINS DISTRIBUTION

        The fund intends to pay a dividend at least annually representing substantially all of the fund's net investment income. Capital gains, if any, may be distributed annually by the fund. The amount of the fund's distributions will vary and there is no guarantee the funds will pay dividends.

        To receive a distribution you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800-424-8570.

TAX CONSIDERATIONS

        In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

        Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

        When you sell your shares, you may have a capital gain or loss. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares.

        Fund distributions and gains from the sale of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, and local or foreign tax consequences.

BACKUP WITHHOLDING

BY LAW, THE FUND MUST WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS
AND PROCEEDS IF YOU DO NOT PROVIDE YOUR CORRECT TAXPAYER
IDENTIFICATION NUMBER (TIN) OR CERTIFY THAT YOUR TIN IS CORRECT,
OR IF THE IRS INSTRUCTS THE FUND TO DO SO.

YEAR 2000 PROBLEM

        The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

        When the Year 2000 arrives, a fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign markets are not ready for Year 2000.

        The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

YOUR ACCOUNT

ACCOUNT APPLICATION

        If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see next page).

BUYING SHARES

Through your investment representative:
      Opening an account - contact your investment representative
      Adding to an account - Contact your investment representative

By Mail:
      Opening an account - Make your check payable to the
                           Ehrenkrantz Trust.

                           Mail the check and your signed
                           application to the fund at:
		   1730 K St., NW
                          Washington DC 20006

      Adding to an account - Make your check payable to the fund.
                           Include your account number on the
                           check.

                           Fill out the deposit slip from your
                           account statement. If you do not have
                           a slip, include a note with your name,
                           the fund name, and your account number.

                           Mail the check and deposit slip or note
                           to the fund at
                          1730 K St., NW,
                           Washington, DC  20006

By Wire
1-800-424-8570

      Opening an account -  Call to receive instructions
      Adding to an account- Call to receive a wire control number and wire instructions

DISTRIBUTION OPTIONS

        You may reinvest distributions you receive from the fund in an existing account of the fund. You can also have your distributions mailed by check.

        Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions.

RETIREMENT PLAN

        The Fund offers a prototype IRA plan for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call the fund at 800-424-8570.

TELEPHONE PRIVILEGES

        You may elect telephone privileges when you open your account, allowing you to sell your shares and make certain other changes to your account by phone.

        For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

        As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can choose not to elect telephone exchange or redemption privileges on your account application.

SELLING SHARES

        You can sell your shares at any time.

SELLING SHARES IN WRITING

        Requests to sell $10,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

        you are selling more than $10,000 worth of shares

        you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account you have changed the address on your account by phone within the last 15 days

        We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

A SIGNATURE GUARANTEE HELPS PROTECT YOUR ACCOUNT AGAINST FRAUD.
YOU CAN OBTAIN A SIGNATURE GUARANTEE AT MOST BANKS AND SECURITIES
DEALERS.  A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SELLING RECENTLY PURCHASED SHARES

        If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

        Your redemption check will be sent within seven business days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.
Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a retirement plan. For participants under Age 59 1/2, tax penalties may apply. Call 1-800-424-8570 for details.

SELLING SHARES

To sell some or all of your shares

Through your investment representative - Contact your investment representative.

By mail - Send written instructions and endorsed share certificates
          (if you have share certificates) to the fund at 1730 K Street, N.W., Washington, DC 20006, partnership or trust accounts may need to send additional information.

          Specify the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

          A check will be mailed to the name(s) and address on the account, or otherwise according to your instructions.

By phone - 1-800-424-8570

           As long as your transaction is for $40,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 15 days, you can sell your shares by phone.

           A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

ACCOUNT POLICIES

CALCULATING SHARE PRICE

        The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock
Exchange (normally 4:00 p.m. New York time). NAV is calculated by dividing net assets by the number of shares outstanding.

        The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

        Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

WHEN YOU BUY SHARES, YOU PAY THE OFFERING PRICE.  THE OFFERING
PRICE IS THE NAV.

WHEN YOU SELL SHARES, YOU RECEIVE THE NAV.

ACCOUNTS WITH LOW BALANCES

        If the value of your account falls below $500 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENT AND REPORTS

        You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months.

        If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

JOINT ACCOUNTS
        Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with right of survivorship" shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

ADDITIONAL POLICIES
        Please note that the fund maintains additional policies and reserve certain rights, including:

        The fund may refuse any order to buy shares.

        At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

        You may only buy shares of the fund where it is eligible for sale in your state or juridiction.

        In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

        For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

QUESTIONS

        If you have any questions about the funds or your account, you can write to us at 1730 K Street, N.W., Washington, DC 20006. You can also call us at 1800-424-8570. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                          INVESTMENT APPLICATION

THE EHRENKRANTZ TRUST
1730 K Street, N.W.                            Please type or print
Washington, DC  20006

                Make check payable to the Ehrenkrantz Trust

Amount of Investment    $___________   ACCOUNT NUMBER_____________
($500 minimum)                              FOR FUND USE ONLY

INDIVIDUAL AND JOINT ACCOUNTS Joint Accounts must complete both lines 1 and 2

1. INDIVIDUAL _______________________________________________________
               First Name   Middle Initial   Last name   Individual's
                                                         Social
                                                         Security
                                                         Number

2. JOINT OWNER - Joint accounts may be registered as "AND"
                 (for which both signatures are required for every transaction), or as "OR" (for which either signature will be acceptable).

(Check one)  __ "AND"  __ "OR" _____________________________________
                               First     Middle            Last
                               Name      Initial           Name

Joint ownership will be "JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP" and not "TENANTS IN COMMON" unless otherwise specified.

CORPORATIONS, ORGANIZATIONS, TRUSTS, AND PERSONS ACTING AS
  FIDUCIARIES

___________________________________________________________________
Legal name                               Tax Identification Number

___________________________________________________________________
Name of Authorized Officer,                          Title
Partner, Trustee, etc.

___________________________________________________________________
Name of Authorized Officer,                          Title
Partner, Trustee, etc.

___________________________________________________________________
Name of Authorized Officer,                          Title
Partner, Trustee, etc.

___________________________________________________________________
Name of Authorized Officer,                          Title
Partner, Trustee, etc.

GIFTS TO MINORS (CUSTODIAL ACCOUNTS)

There may be only one custodian and one minor for each account.

__________________________  Custodian for___________________________
First    Middle    Last                  First   Middle      Last
Name     Initial   Name                  Name    Initial     Name

under the ____________ Uniform Gifts to Minors Act.________________
         Donor's State                             Minor's Social
         of Residence                              Security Number

MAILING ADDRESS                         TELEPHONE NUMBERS

____________________________            Home:(  )_________
Street address                          Office:(  )_________
____________________________
City, State and Zip Code

TELEPHONE REDEMPTION PRIVILEGE

I/We hereby authorize the Fund and its disbursement agents to honor telephone instructions to redeem shares in the Fund. I/We elect to receive the proceeds as follows:

__ In the form of redemption check payable to the registered shareholder and mailed to the address of record, or

__ to be transmitted by bank wire in the amount of $5,000 or more (service charges on wires less than $5,000) to the following bank account.

                 Bank Account Registration

___________________________________________________________________
Bank Account Number                           Routing Number

___________________________________________________________________
Name of Bank

___________________________________________________________________
Street                           City         State         Zip

I agree that neither the Fund nor its disbursement agent will be liable for any loss, liability, cost or expense for acting upon such instructions.

DIVIDEND REINVESTMENT

I understand that dividends and capital gains distributions to which I am entitled will be automatically reinvested in additional shares to be added to my account unless I specify otherwise below.

___  Pay dividends and capital gains in cash.

I have received a current prospectus and have read, understood and agreed to its provisions. I am over 18 years of age.

     Signature(s)               Date            Title(s),
                                                if applicable

_____________________           ________        ___________________

_____________________           ________        ___________________

_____________________           ________        ___________________

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION
Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please call us at the number below.

Ehrenkrantz King Nussbaum, Inc.
1-800-867-8600

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800/ SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.
You can also visit the SEC's Internet site at http://www.sec.gov.



Investment Company Act file #811-4938

THE EHRENKRANTZ TRUST                           PROSPECTUS
                                                May 1, 1999
EHRENKRANTZ GROWTH FUND

A Mutual fund with the investment
objective of growth of capital

Board of Trustees and Officers
* LOUIS EHRENKRANTZ, Chairman
* IRWIN NUSSBAUM,  President
* JOAN KING, Vice-President, Secretary,
  Treasurer
STANLEY H. BROWN, Financial Journalist,
  Editorial Consultant
RICHARD GRAY, Private Investor
DONNA LEWIS, President D.S. Lewis Co.
ROBERT PERRINE, Account Executive/
  Announcer WQEW Radio
MIRIAM PRICE, Private Investor
ARTHUR WALSH, Account Executive
Gruntal & Co., Inc.
* Interested Person of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940.

Manager and Investment Advisor
EHRENKRANTZ KING NUSSBAUM, INC.
New York City, New York

Custodian
RIGGS NATIONAL BANK
Washington, DC

General Counsel
THOMAS C. HENRY
Washington, DC

Auditor
ROY G. HALE, CPA
La Plata, MD

Transfer Agent, Dividend Disbursing
Agent and Agent for Administration
of Shareholder Accounts
AMERITOR
1730 K Street, N.W.
Washington, DC   20006
*800)424-8570
(202) 223-1000                          Investment Advisor
(800) 867-8600                          Ehrenkrantz King Nussbaum, Inc.

              STATEMENT OF ADDITIONAL INFORMATION
                  THE EHRENKRANTZ TRUST

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Ehrenkrantz Trust dated May 1, 1999, a copy of which may be obtained without charge by calling 1-800-424-8570 or writing to the Fund at 1730
K Street, N.W., Washington, D.C. 20006.

                  THE EHRENKRANTZ TRUST
                    Table of Contents
                                                Page

FUND HISTORY                                    1
DESCRIPTION OF THE FUND                         1
INVESTMENT RESTRICTIONS                         1
INVESTMENTS                                     3
TRUSTEES AND OFFICERS OF THE TRUST              5
PRINCIPAL SHAREHOLDERS                          8
INVESTMENT ADVISOR                              8
PORTFOLIO TRANSACTIONS AND BROKERAGE            10
CUSTODIAN                                       13
TAX STATUS                                      13
DETERMINATION OF THE NET ASSET VALUE            14
DIVIDENDS                                       15
SHAREHOLDER ACCOUNTS                            15
AUDITORS                                        15
LEGAL COUNSEL                                   16
FEDERAL & STATE REGISTRATION OF SHARES          16
CAPITAL STOCK AND VOTING RIGHTS                 16
PERFORMANCE INFORMATION                         17
FINANCIAL STATEMENTS                            Appended

FUND HISTORY
        The Fund is a series of the Ehrenkrantz Trust which was organized as a Massachusetts Business Trust on December 9, 1986.
It commenced operations on January 1, 1987.

DESCRIPTION OF THE FUND
        The Fund is a diversified fund that seeks long-term capital growth. It is an open-end, management investment company.

INVESTMENT RESTRICTIONS
        In seeking to achieve its investment objective, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of: (i) 67% of a Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the United States Government or any instrumentality thereof), nor purchase more than 10% of the outstanding securities of any one issuer.

2.  Purchase securities of other investment companies.

3. Purchase or retain the securities of any issuer if those trustees, officers or directors of the Trust or the Advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

4. Purchase, hold or deal in commodities or commodity contracts or in real estate, but this shall not prohibit the Fund from investing in marketable securities of companies engaged in real estate activities or investments.

5.  Borrow money except from banks for temporary or emergency purposes (but not for the purchase of securities) and then only in an amount not to
                        1
exceed 5% of the value of the Fund's net assets at the time the borrowings incurred.

6. Pledge, mortgage, hypothecate or otherwise encumber any of it's assets.

7. Lend any money or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or private issues of debt securities (subject to the limitation in Section 8 below), or the acquisition of repurchase agreements and commercial paper of corporations.

8. Invest in restricted securities (restricted as to disposition under Federal securities laws) or illiquid or other securities without readily available market quotations, including repurchase agreements maturing in more than seven days, if as a result of any such investment, more than 10% of the Fund's total assets would be invested in restricted, illiquid or other securities without readily available market quotations.

9.  Act as an underwriter of securities of other issuers.

10. Invest in the securities of a company for the purpose of management or the exercise of control.

11. Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

12. Participate on a joint or joint and several basis in any trading account in any securities.

13. Sell securities short except where a long position is held in the same security which equals or exceeds the number of shares sold short.

14. Purchase any securities on margin.

15. Purchase the warrants of any issuer if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lower of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

16. Invest in interests in oil or other mineral exploration programs. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

                       INVESTMENTS

 The following information supplements the discussion of the Fund's investment objectives and strategy which are described in the prospectus.

                        WARRANTS

 The Fund may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities.
Of such 5% not more than 2% of assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

       The Fund may sell (write) covered call options on specific equity securities. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time before a certain date (the expiration date). The Fund receives a premium (less a commission) for writing the option which premium would partially or completely offset any decline in price. If, for example, the Fund wrote an option at $50 on the same 100 shares of ABC bought at $40 per share and now selling for $50 per share, it might receive a premium of approximately $600. If the market price of the underlying security declined to $45, the option will not be exercised and the Fund could offset the unrealized loss of $500 by the $600 premium. On the other hand, if the market price of the underlying security increases to $55, the option would be exercised and the Fund will have foregone the unrealized $1,500 gain for $1,000 gain plus the $600 premium. The Fund can also close out its position in the call option by repurchasing the option contract separately and independent of any transaction in the underlying security and, therefore, realize capital gain or loss. If the Fund could not enter into such a closing purchase transaction, it may be required to hold a security that it may otherwise have sold to protect against depreciation. Brokerage commissions associated with selling options are proportionately higher than those associated with general securities transactions.

PRIVATE PLACEMENTS (RESTRICTED SECURITIES)

 The Fund may invest in restricted securities (privately placed securities) and other securities without readily available market quotations but will not acquire such securities and other illiquid securities or securities without readily available market quotations, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 10% of the value of the Fund's total assets.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

TRUSTEES AND OFFICERS OF THE TRUST

 Trustees and Officers of the Trust, together with their principal business occupations during the last five years, and other information are shown below. Each Trustee who is deemed an "interested person," as defined in the Investment Company Act of 1940 (the "Act") is indicated by an asterisk *:

Louis Ehrenkrantz, Trustee and Chairman *

 Mr. Ehrenkrantz was a Registered Representative affiliated with Merrill Lynch Pierce Fenner and Smith from 1960 to 1967. Thereafter, he was an office manager of Francis I. DuPont & Co., Inc. until 1971. Between 1971 and 1973 he held various managerial positions with several large brokerage firms, including Philips Appel and Walden, Josephthal & Co. and Andresen & Co. In 1973, he formed Rosenkrantz, Ehrenkrantz, Lyon & Ross, where he served as a director until November 1984, at which time he joined Reich & Co., Inc. members of the New York and American Stock Exchanges, as a director of the Ehrenkrantz & King Division and Vice-President of Reich. Mr. Ehrenkrantz left Reich & Co. in October of 1990 and joined
Ladenburg, Thalmann & Co., Inc., members of the New York and
American Stock Exchanges, as Managing Director. In August, 1993 he resigned his position with Ladenburg. Mr. Ehrenkrantz is President and a director of the Advisor.

Irwin Nussbaum, Trustee and President *

 Mr. Nussbaum was employed by E. Lowitz & Co., a New York Stock Exchange, Inc. ("NYSE") member firm, from 1955 to 1972. In addition to his other responsibilities, he supervised the over-the-counter trading department. In 1972, he became the Manager of Retail Sales at Ross Low Bull, Inc. (Member NYSE). From November 1973 through September 1982, Mr. Nussbaum was Director of Institutional Sales and a Registered Representative at Shoenberg, Hieber Inc. (Member
NYSE).  In October 1982, Mr. Nussbaum joined Reich & Co., Inc.
as co-director of the retail sales division and later as Executive Director of the Ehrenkrantz & King Division and a Vice-President of Reich. Mr. Nussbaum left

Reich & Co. in October of 1990 and joined Ladenburg, Thalmann & Co., Inc. as an Executive Marketing Director. He resigned his position at Ladenburg in August 1993. Mr. Nussbaum is also a partner in United Research Capital Investors, a partnership formed to acquire an Options Trading Right on the NYSE's Options Exchange, and he is the Options Right Holder on that Exchange. Mr. Nussbaum is
Executive Vice-President and a director of the Advisor.

Joan King, Trustee, Vice-President, Treasurer and Secretary *

 Ms. King was a Registered Representative and General Partner of Ross Low Bull & Co. from January 1965 through May 1971. She served as Executive Vice-President and Chief Financial Officer of Ross Low Bull, Inc. from June 1971 through October 1973. During that period, she became the first female Associate Member of the American
Stock Exchange. In November 1973, she became an officer and director of Shoenberg, Hieber Inc. In October 1982, she joined
Reich & Co., Inc. as co-director of the retail sales division and later as a Director of the Ehrenkrantz & King Division and a Vice-President of Reich. Ms. King is a partner in United Research
Capital Investors. She left Reich & Co. in October of 1990 and joined Ladenburg, Thalmann & Co., Inc. as an Executive Marketing Director. She resigned her position at Ladenburg in August 1993.
She is Chairman, Secretary, Treasurer and a director of the Advisor.

Stanley H. Brown

 Mr. Brown is a financial journalist and editorial consultant.
 He was formerly Senior Editor of Forbes Magazine, associate editor of Fortune Magazine and news editor of Business Week.

Donna Lewis

 Ms. Lewis is President of D. S. Lewis Co. and former president of
T. H. Angermeier, both jewelry companies.

Miriam Price

 Ms. Price is a private investor. She is the former Office Manager of C & M Manufacturing Co., Inc.

Arthur Walsh, Trustee *

 Mr. Walsh has been an account executive with Gruntal & Co., Inc., Roseland, NJ since 1979.

Richard Gray, Trustee

 From 1971 to 1990, Mr. Gray was President, Director and Principal Shareholder of Silver, Gray & Co., Inc., a New York Stock Brokerage Firm. He is presently a Private Investor.

Robert R. Perrine, Trustee

 Mr. Perrine is an Account Executive/Announcer for WQEW Radio,
 New York. He was formerly an Account Executive for Jukebox Radio, New Jersey and was National Sales Manager for WEVD Radio, New York.

        As of February 15, 1999, the Officers and Trustees of the
Trust owned shares of beneficial interest in the Trust as follows:

    TRUSTEE                     SHARES
Louis Ehrenkrantz               9,881
Irwin Nussbaum                  8,927
Joan King                       2,002
Arthur Walsh                      852
Miriam Price                    8,114

 Trustees and Officers of the Trust who are officers or stockholders of the Advisor do not receive any direct remuneration from the Trust for serving as Trustees or officers but they may be considered to have received remuneration indirectly. Those Trustees who are not so affiliated with the Advisor may receive a fee for each Board of Trustees' meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings. During the year ended December 31, 1998, they received no such fees or expense reimbursements.

 Some of the Trustees of the Fund are customers of, and have had normal brokerage transactions with Ehrenkrantz King Nussbaum, Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

                 PRINCIPAL SHAREHOLDERS

As of February 15, 1999, the Advisor, Ehrenkrantz King Nussbaum, Inc., 598 Madison Ave., 14th Floor, New York, NY 10022, owned 4.625% of the outstanding shares of the Fund. As of February 15, 1999, Anne Jackson Wallach, Eli Wallach, and H & E Eisenstodt owned 11.41%, 16.31%, and 3.47% respectively of the outstanding shares of the Fund. No other person owns more than 5% of the Fund's Shares.

                   INVESTMENTS ADVISOR

        The Advisor to the Trust is Ehrenkrantz King Nussbaum, Inc. ("EKN"), formerly King Capital, Inc. The principal stockholders of the Advisor are Mr. Louis Ehrenkrantz, Mr. Irwin Nussbaum, Ms. Joan King, Mr. Richard Weiner and Investor Resources Services, Inc. The address of each is 598 Madison Ave., 14th Floor, New York, NY.

 The Advisory Agreement is dated December 9, 1986. It is required to be approved annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities. In addition, and in either case, each annual renewal must be approved by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' written notice, by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

 Under the terms of the Advisory Agreement, the Advisor manages the day to day operations of the Fund pursuant to direction by the Fund's Board of Trustees. The Advisor is responsible for investment decisions and supplies investment research and portfolio management.

 Under the terms of the Advisory Agreement, the Trust pays all of its ordinary expenses of operation, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of account; (ii) the expenses of maintaining one or more of its custodians, transfer agents, agents for administration of shareholder accounts and dividend disbursing agents; (iii) the expenses of computing the daily net asset value of shares of the Trust; (iv) the fees and expenses of its Trustees, excluding those Trustees who also may be Directors of the Advisor, and the fees and expenses of the members of any Committee of the Trust excluding any members who also may be Directors or officers or employees (or all of these) of the Advisor, and who perform services therefore and are compensated thereby; (v) the expenses of meetings of its shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including, but not limited to, the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Trust; (viii) interest and commissions; (ix) Securities and Exchange Commission fees; (x) State registration fees; (xi) the expenses of Trust existence; (xii) all or part of the salaries of the Trust officers and other employees who also may be directors or officers or employees (or all of these) of the Advisor; (xiii) the fees of its auditors; (xiv) the fees of its legal counsel; (xv) travel, entertainment, publications, telephone, and communications expense; (xvi) office space rent, and (xvii) all other ordinary expenses of operation. The Trust also pays all extraordinary expenses of whatever kind or nature, unless such expenses have been specifically assumed by the Advisor. For the fiscal year ended December 31, 1998, the Advisor has assumed some of the expenses of the Fund. It may discontinue doing so at any time upon thirty days notice to shareholders.

 The assets of the Trust received for the issue or sale of each series
(Fund) and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the liabilities in respect of such series and with a share of the general liabilities of the Trust. Liabilities in respect to any two series are to be allocated in proportion to the asset value of the respective series except where direct expenses can otherwise be fairly made. The Trustees have the right to determine which liabilities are allocable to a given series, and which are general or allocable to both series.

 Because of various state law requirements, the Advisor must reimburse the Fund for annual expenses to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) exceed in any fiscal year 2.5% of the first $30 million of net assets of the Fund; 2% of the next $70 million, and 1.5% of average annual net assets of the Fund in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a yearly basis. If the Fund is entitled to reimbursement, such reimbursement will be made within 120 days of fiscal year end.

 As compensation for its services, the Trust pays to the Advisor a monthly advisory fee computed at the annual rate of 1% of the Fund's average daily net asset value. The advisory fees paid by the Fund for the years 1998, 1997, 1996, were $52,817, $57,592, and $65,514, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

 The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. In selecting broker-dealers and in negotiating commission, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage may be allocated based on the sale of Fund shares subject to the above constraints.

 The Advisor intends to direct certain of the Fund's portfolio brokerage business to EKN in its capacity as a broker dealer. The Fund will not deal with EKN in any transaction in which EKN acts as a principal; that is, an order will not be placed with EKN if execution of the trade involves EKN serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with EKN acting as market maker. If EKN is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Advisor believes that the limitation will not affect the Fund's ability to achieve its investment objective.

 The portfolio transactions effected through EKN are subject to certain policies and procedures incorporating the standards of Rule 17e-1 promulgated under the Investment Company Act of 1940 which requires that the commissions paid EKN must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time". Rule 17e-1 also contains requirements for the review of such transactions by the Board of Trustees and requires the Advisor to furnish reports and to maintain records in connection with such reviews. Pursuant to rules promulgated under Section 11(a) of the Securities Exchange Act of 1934, the Trustees have approved a written agreement that permits EKN to effect Portfolio Transactions on National Securities Exchanges and to retain compensation in connection with such transactions.

 Messrs. Ehrenkrantz and Nussbaum and Ms. King, principal shareholders of the Advisor maintain employment relationships with EKN. Hence, they may share, indirectly, in commissions paid by the Fund to EKN. As a result of the existence of the foregoing relationships among Mr. Ehrenkrantz, Mr. Nussbaum, Ms. King and EKN, it is conceivable that conflicts of interests may arise from time to time between the Fund and such parties.

 Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services, include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

 The Advisor may cause the Fund to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor is of the opinion that the continued receipt of supplemental investment research services from broker-dealers is essential to its provision of high quality portfolio management services to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

 The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a particular Fund.

In making such allocations between the Fund and such other client, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. During 1996, 1997 and 1998, the Fund paid an aggregate of $7,695, $6,625 and $7,621 respectively in commissions to broker-dealers for execution of portfolio transactions. In 1997 and 1998, EKN effected transactions involving $5,925 and $3,667 or 95% and 44% respectively of aggregate commissions. The portfolio turnover rate of the Fund for each of the last three years has been 1998 - 135%, 1997 - 112%; and 1996 - 84%.

CUSTODIAN

 As custodian of the Fund's assets, The Riggs National Bank of
Washington has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

TAX STATUS

 The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended.

 Dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

 At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On December 31, 1998, the books of the Fund indicated that the Fund's aggregate net assets included unrealized appreciation of $507,619.

 If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

Taxation of Foreign Shareholders

 The Code provides that dividends from net income will be subject to
U. S. tax. For shareholders who are not engaged in a business in the U. S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U. S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U. S. during the tax year for more than 182 days.

DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the caption "Determination of Net Asset Value" the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

DIVIDENDS

 All income dividends and capital gain distributions will be invested automatically in additional Fund shares, unless the Fund is otherwise notified in writing.

SHAREHOLDER ACCOUNTS

 A shareholder's account may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $500, provided that such reduction in net asset value below $500 is the result of withdraws and not market fluctuations. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

AUDITORS

 Roy G. Hale, CPA, La Plata, MD, has been selected as the auditor for the Fund.

LEGAL COUNSEL

 Thomas C. Henry, Esquire, whose address is 504 Talbot Street, St. Michaels, MD 21663, is legal counsel to the Fund.

FEDERAL AND STATE REGISTRATION OF SHARES

 The Fund's shares are registered for sale under the Securities Act of 1933, and the Fund or its shares are registered under the laws of those states which require registration and in which Fund shares are offered for sale.

CAPITAL STOCK AND VOTING RIGHTS

The Fund's declaration of trust permits the Trustees to issue an unlimited number of full and fractionsl shares of beneficial interest without par value, which may be issued in any number or series (called Funds). The Ehrenkrantz Growth Fund is currently the only series, although the Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. Shares issued by a Fund have no preemptive, conversion or sinking fund rights. Shareholders of a Fund have equal and exclusive rights as to dividends and distributions as declared by that Fund and to the net assets of the Fund upon liquidation or dissolution.

 Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights with respect to the election of Trustees and the ratification of the selection of independent accountants. Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PERFORMANCE INFORMATION

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

AVERAGE TOTAL RETURN

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is expressed as a percentage):
                    1/n
                T=-----------
                  (ERV/P)-1
Where:
T       =       average annual total return
P       =       a hypothetical initial investment of $1,000
n       =       number of years
ERV     =       ending redeemable value:  ERV is the value, at the end of
                the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPARISON OF PORTFOLIO PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In Connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index
(S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, and the Russell 2000 Index.

From time to time, in advertising, marketing and other Fund literature, the performance of the Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc.,
Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of the Fund's risk. From time to time, the average price-earnings ratio and other attributes of the Fund's or the model portfolio's securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500 Index.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Risk/return spectrums also may depict funds that invest in both domestic and foreigh securities or a combination of bond and equity securities.

The total return for the fiscal period ended December 31, 1998 for the Fund was 4.7%. Returns for the Fund are based on net change in NAV and are unannualized. Performance figures reflect voluntary fee waivers. In the absence of fee waivers, total returns would be reduced. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             THE EHRENKRANTZ TRUST

                                  COMPRISED OF
                          THE EHRENKRANTZ GROWTH FUND

                              FINANCIAL STATEMENTS


                               DECEMBER 31, 1998

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Trust's Stock for the last ten years with the cumulative total return (including the reinvestment of all dividends) of (i) Standard & Poor's 500 Stock index and (ii) the Lipper Analytical Securities Corporation-Growth & Income Index. There can be no assurance that the performance of the Trust will continue into the future with the same or similar trends depicted in the graph below.



Ten Year Cumulative Return

                         1988     1989      1990      1991     1992     1993     1994     1995     1996     1997     1998

Ehrenkrantz Trust        10,000   11,936    14,156    13,848   15,900   16,673   16,856   19,553   20,335   21,962   22,994
S&P 500                  10,000   11,200    14,224    13,228   16,667   17,334   18,588   24,928   30,349   40,475   51,269
Lipper Analytical
Service                  10,000   11,900    14,637    13,759   17,474   19,396   21,934   28,505   34,126   43,326   50,085


Assumes $10,000 invested on January 1, 1988 in each of (i) the Trust's stock;
(ii) the S&P 500 Composite Stock Index and (iii) the Lipper Analytical Securities Corporation-Growth & Income Index.

                               EHRENKRANTZ GROWTH FUND
                              Portfolio of Investments
                                 DECEMBER 31, 1998


                                                                Market
Common Stocks - 100%                            Shares          Value

Automotive - 1.27%
  General Motors Corporation Class H            1,000           39,687
                                                                ------
Chemicals - 6.06%

  Monsanto Company                              4,000           190,000
                                                                -------
Commercial Cleaning - 3.46%
  Ecolab, Inc.                                  3,000           108,562
                                                                --------
Communications - 4.33%

  General Instruments Corp.                     4,000           135,750
                                                                -------
Credit Card Processing - 3.03%

  First Data Corporation                        3,000            95,062
                                                                -------
Electronics & Electrical Equipment - 13.83%

  3 Com Corporation                             6,000           268,875
  F Y I, Inc.                                   3,000            96,000
  Scientific Atlanta, Inc.                      3,000            68,437
                                                                -------
                                                                433,312
                                                                -------

Employment Services - 3.1%

  Manpower Incorporated                         2,000           70,500
                                                                ------
Energy - 14.66%

  AES Corporation                               5,000           236,875
  CalEnergy Company                             3,000           104,062
  Conoco, Inc.                                  1,500            31,312
  Southern Company                              3,000            87,188
                                                                -------
                                                                459,437
                                                                -------
Health Care - 8.92%

  Carter-Wallace, Inc.                          3,000            58,875
  CVS Corporation                               4,000           220,000
  Tyco International LTD                            8               604
                                                                -------
                                                                279,479
                                                                -------

The accompanying notes are an integral part of the financial statements.
                                -1-

Ehrenkrantz Growth Fund
Portfolio of Investments
Page 2


                                                                Market
Common Stocks - 100%                            Shares          Value

Manufacturing - 3.57%

  General Binding Corporation                   3,000           111,750
                                                                -------
Oil & Gas Exploration and Services - 3.90%

  Halliburton Company                           2,000            59,250
  Union Pacific Resources Group, Inc.           7,000            63,438
                                                                ------
                                                                122,688
Publishing - 2.68%

  Elsevier N.V.                                 3,000            84,000
                                                                -------
Real Estate Development - 2.64%

  Webb (Del) Corporation                        3,000            82,688
                                                                -------
Shipping - 2.87%

  Sea Containers LTD (Class A)                  3,000            89,813
                                                                -------
Software Development - 1.80%

  SanDisk Corporation                           4,000            56,500
                                                                -------
Telecommunications - 15.95%

  Century Communications Corp. (Class A)        2,000            63,436
  Gilat Sattellite Networks LTD                 2,000           110,250
  Northern Telecom LTD                          4,000           200,500
  Young Broadcasting, Inc. (Class A)            3,000           125,625
                                                                -------
                                                                499,811
                                                                -------
Transportation - 1.65%

  Wisconsin Central Transportation Corp.        3,000            51,563
                                                                -------

Water Purification - 9.38%

  Ionics, Inc.                                  6,000           179,625
  U.S. Filter Corporation                       5,000           114,375
                                                                -------
                                                                294,000
                                                                -------

Total Portfolio of Investments                                  $ 3,134,102


The accompanying notes are an integral part of the financial statements.

                          <2>

                         THE EHRENKRANTZ GROWTH FUND

                       Statement of Assets and Liabilities
                       For the year ended December 31, 1998

Assets:

  Investments at market value (cost              3,134,102
  $2,626,483) (Note 1)

  Cash and Cash equivalents                      2,047,809

  Securities Sold                                   50,029

  Dividents and interest receivable                  7,474
                                                 ---------

    Total Assets                                 5,239,414

Liabilities

  Accrued expenses                                  17,086
                                                ----------

    Total Liabilities                               17,086
                                                ----------


Net Assets applicable to outstanding shares     $5,222,328
                                                ----------

Net Asset Value (NAV) per share based on
 1,005,161 shares of beneficial interest
 (offering and redemption price)                $     5.20

The accompanying notes are an integral part of the financial statements.

                        <3>

The Ehrenkrantz Growth Fund
Statement of Assets and Liabilities
Page 2

Net assets consist of

Unrealized appreciation on investments          $  507,619
(Note 3)

Accumulated loss on investment
transactions                                      (141,403)

Undistributed net income                            28,737

Paid in Capital                                  4,827,375
                                                ----------

Net Assets                                      $5,222,328
                                                ----------

The accompanying notes are an integral part of the financial statements.

                               <4>

                          THE EHRENKRANTZ GROWTH FUND

                            Statement of Operations
                       For the year ended December 31, 1998

Investment income:

  Dividends                             $  19,274

  Interest                                149,574       $ 168,848
                                        ---------


Expenses:

  Management fees (Note 2)                 52,817

  Shareholder services & fund
  accounting fees                          45,000

  Legal fees                               17,301

  Audit fees                                6,175

  Taxes                                     1,716

  Custodian fees                            4,331

  Blue Sky registration fees                3,450

  Miscellaneous expense                       701
                                        ---------

Total Expenses                                             131,491
                                                           -------

Net investment income                                       37,357

Net realized loss on security
transactions                            (142,570)

Net change in unrealized appreciation
on investments                           358,881

Net gain on investments                                    216,311
                                                          --------

Net increase in net assets resulting
from operations                                           $253,668



The accompanying notes are an integral part of the financial statements.

                         THE EHRENKRANTZ GROWTH FUND

                       Statement of Changes in Net Assets
                  for the years ending December 31, 1998 and 1997

                                        1998            1997
Operations:

Net investment income                   $  37,357       $  60,206

Net realized gain/(loss) from
investments                              (142,570)        878,869

Net change in unrealized
appreciation from investments             358,881        (424,354)
                                        ----------      ---------

Net change in net assets resulting
from operations                           253,668         514,721

Distribution to shareholders             ( 40,000)       (934,447)

Increase (decrease) in net assets
from trust share transactions (Note 4)   (577,292)       (357,069)

Change in net assets                     (363,624)       (776,795)

Net assets at the beginning of
 the period                              5,585,952       6,362,747

Net assets at the end of period         $5,222,328       5,585,952
                                        ----------      ----------

The accompanying notes are an integral part of the financial statements.

                          THE EHRENKRANTZ GROWTH FUND

                         Notes to Financial Statements
                     For the year ending December 31, 1998

1.  Significant accounting policies.

The Ehrenkrantz Trust was organized on December 9, 1986 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts Business Trust" with the authority to issue an unlimited number of shares of beneficial interest of separate series, without par value. The Trust consists of the Ehrenkrantz Growth Fund.

Security valuation.

Investments in securities are valued at the last reported sales price, for NYSE, AMEX and NASDAQ National Market listed securities, on the last business day of the period, or, in the absence of a recorded sale, and for securities traded in the over-the-counter market, at the most recent reported bid price; call options written are valued at the last quoted asked price. Short-term investments are carried at no cost, which, when combined with accrued interest receivable, approximates market value.

Federal income taxes.

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term capital gains to its shareholders. Therefore, federal income tax provisions are not reflected in the financial statements.

Other.

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date.

In determining the net realized gain and loss from sale of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered against each sale.


The accompanying notes are an integral part of the financial statements.

                          THE EHRENKRANTZ GROWTH FUND

2. Investment advisory agreement.

The Ehrenkrantz Growth Fund has entered into an investment advisory agreement with Ehrenkrantz King Nussbaum, Inc. Under the terms of the advisory agreement, the advisor manages the day to day operations of the Fund pursuant to direction by the Ehrenkrantz Trust's Board of Trustees. The advisor is responsible for investment decisions and supplies investment research and portfolio management. As compensation for its services, the Fund pays to the advisor a monthly advisory fee computed at the rate of 1% of the Fund's average daily net asset value. The fee will be reduced for any fiscal year if the Fund's expenses, as defined, exceed certain limitations.

3.  Investment transactions.

Unrealized appreciation at
December 31, 1998                       $ 551,288

Unrealized depreciation at
December 31, 1998                        ( 43,669)

Net appreciation                        $ 507,619
                                        ----------

Purchase and sale of securities other than short-term investments for the year ended December 31, 1998 aggregated $3,935,736 and $3,460,341 respectively.

To the extent consistent with applicable law, statute, and regulations, the Ehrenkrantz Trust's Board of Trustees determined that portfolio transactions would be effected primarily through the firm of Ehrenkrantz King Nussbaum, Inc. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.




The accompanying notes are an integral part of the financial statements.

                         THE EHRENKRANTZ GROWTH FUND
                 Notes to Financial Statements - (Continued)

4.  Trust shares.

Transactions in trust shares were as follows:


                                1998                              1997
                        Shares          Amount          Shares          Amount
Shares sold             2,102           $ 10,651        3,574           $  20,085

Shares issued
from investments
or dividends            7,667             39,636        186,458           926,695

Shares
repurchased             (127,002)       (627,579)       (232,004)       (1,303,849)

Total change
in shares               (117,233)       (577,292)       ( 41,972)       (  357,069)



Shares outstanding:
                                1998            1997

Beginning of year               1,122,394       1,164,366
                                ---------       ---------
End of year                     1,005,161       1,122,312



The accompanying notes are an integral part of the financial statements.

                        THE EHRENKRANTZ GROWTH FUND
                        Supplementary Information

1. Selected data for each trust share outstanding throughout calendar years 1998 and 1997.

                                        1998            1997
Investment income                       $  .159         $  .186

Expenses                                   .124            .134
                                        -------         -------

Net income                                 .035            .052

Distribution to shareholders            (  .038)        (  .817)

Net realized and unrealized
gain on securities                         .203            .398
                                        --------        --------

Net increase (decrease) in net
asset value                             $  .200         $( .367)
                                        --------        --------

Net asset value:

Beginning of the period                 $ 5.07          $ 5.44
                                        --------        --------

End of period                           $ 5.27          $ 5.07

Average annual total return               4.7%            8.0%

Ratio of operating expenses to
average net assets                        2.4%            2.5%

Ratio of net investment income
to average net assets                      .7%            1.0%

Portfolio turnover rate                 135.0%           112.0%

Number of shares outstanding
at end of the period                    1,005,161       1,122,394


The accompanying notes are an integral part of the financial statements.

                                ROY G. HALE
                           Certified Public Accountant
                                PO Box 2634
                             La Plata, MD 20646
                                301-870-3374
                                800-286-4602

Trustees and Shareholders
The Ehrenkrantz Trust
New York, New York

                           INDEPENDENT AUDITOR'S REPORT

        I have audited the accompanying statement of assets and liabilities of The Ehrenkrantz Trust, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios. The financial statements and selected data and ratios are the responsibility of the Trust's management. My responsibility is to express an opinion on the financial statements and selected per share data and ratios based on my audit.

        The audit was conducted in accordance with generally accepted auditing standards, including confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data are free of material misstatement. An audit includes examining evidence, on a test basis, supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that the audit provides a reasonable basis for my opinion.

        In my opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material aspects, the financial position of The Ehrenkrantz Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and selected per share data and ratios, in conformity with generally accepted accounting principles.

                                        /s/ Roy G. Hale
                                               Roy G. Hale
                                               Certified Public Accountant

February 25, 1999
La Plata, Maryland

 Form N-1A
 PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

 (a) Financial Statements:
  Statement of Assets and Liabilities, Statement of Operations,
  Statement of Changes in Net Assets, Condensed Financial
   Information, Portfolio of Investments and related notes, included in Part B of this Registration Statement.

 (b) Exhibits:
  (1)   Agreements and Declaration of Trust (incorporated by
                      reference to Regis. State. No. 33-10888)
  (2)   By-Laws (incorporated by reference to Regis. State. No.
                      33-10888)
  (4)   Specimen Share Certificate (incorporated by reference to
                      Regis. State. No. 33-10888)
  (5)   Investment Advisory Agreement (incorporated by reference
                      to Regis. State. No. 33-10888)
  (7)   Distribution Agreement (incorporated by reference to
                      Regis. State. No. 3-10888, Amendment 5)
  (8)   Custodian Agreement (incorporated by reference to Regis.
                      State. No. 33-10888)
  (10)  Opinion and Consent of Counsel
  (11)  Consent of Independent Certified Public Accountants

Item 25. Persons Controlled by or under Common Control with Registrant.

                As of February 15, 1999, Ehrenkrantz King Nussbaum, Inc.
(EKN), a Delaware Corporation and the Trust's Advisor, owned 4.62% of the Fund's shares. The principal shareholders of EKN are Louis Ehrenkrantz (7.52%), Irwin Nussbaum (4.52%), Joan King (7.52%), Francis M. Trotta (7.52%); Richard Weiner (7.87%) and Investor Resources Services, Inc. (7.87%).

Item 26. Number of Holders of Securities.

                As of December 31, 1998, there were 363 shareholders of record.

Item 27. Indemnification.

  Please see Article VI of By-Laws (Exhibit 2).  Pursuant to Rule
484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

  "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

  Notwithstanding the provisions contained in the Registrant's
By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.

Item 28. Business and Other Connections of Investment Advisor.

  Please see Parts A and B of this Registration Statement for discussion of Investment Advisor.

Item 29. Principal Underwriters.

  None

Item 30. Locations of Accounts and Records.

  The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant at its offices, 598 Madison Ave., 14th Floor, New York, NY.

  The Riggs National Bank, Washington, DC, acting as custodian will maintain records relating to such activities. Steadman Security Corporation, 1730 K Street, N. W., Washington, DC 20006, acting as Transfer Agent and Agent for Administration of shareholder accounts, will maintain records relating to such activities.

Item 31. Management Services.

  There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 32. Undertakings.

  None.

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, this 28th day of February, 1999.

                                     THE EHRENKRANTZ TRUST
                                     (Registrant)

                                     By:  /s/ Irwin Nussbaum
                                                  Irwin Nussbaum

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                      TITLE                       DATE

/s/ Louis Ehrenkrantz          Chairman and Trustee        February 28, 1999
        Louis Ehrenkrantz

/s/ Irwin Nussbaum             President and Trustee       February 28, 1999
        Irwin Nussbaum

/s/ Joan King                  Vice-President, Secretary,  February 28, 1999
        Joan King                  and Treasurer

/s/ Stanley Brown                  Trustee                 February 28, 1999
        Stanley Brown

/s/ Donna Lewis                    Trustee                 February 28, 1999
        Donna Lewis

/s/ Miriam Price                   Trustee                 February 28, 1999
        Miriam Price

/s/ Arthur Walsh                   Trustee                 February 28, 1999
        Arthur Walsh

/s/ Richard Gray                   Trustee                 February 28, 1999
        Richard Gray

/s/ Robert R. Perrine              Trustee                 February 28, 1999